UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 16, 2002

PUMATECH, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

0-21709	77-0349154
(Commission File No.)	(IRS Employer Identification Number)

2550 North First Street, #500
San Jose, California 95131
(Address of Principal Executive Offices)

(408) 321-7650
(Registrant’s Telephone Number, Including Area Code)

Item 5.    OTHER EVENTS

On September 13, 2002, Pumatech, Inc. (“Pumatech”) issued a press release announcing that it received a delisting notification letter from Nasdaq National Market dated September 10, 2002, stating that the Company failed to meet minimum $1.00 bid price requirement of Nasdaq Marketplace Rule 4450(a)(5). The Company reported that it has appealed the decision and the delisting has been delayed pending a hearing before the Nasdaq Qualifications panel. A copy of the press release is filed as Exhibit 99.01 to this report and is incorporated into this report by reference.

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a)  Exhibit.

Exhibit Number	Description
99.01	Press release issued by Pumatech, Inc. on September 13, 2002 announcing receipt of delisting notice from Nasdaq for failing to meet minimum $1.00 bid price requirement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2002	PUMATECH, INC.

	By:	/s/ KEITH KITCHEN
Keith Kitchen, Vice President of Finance and Chief Accounting Officer (Principal Accounting and Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description
99.01	Press release issued by Pumatech, Inc. on September 13, 2002 announcing receipt of delisting notice from Nasdaq for failing to meet minimum $1.00 bid price requirement.